UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 11, 2014

American Oriental Bioengineering, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-32569	84-0605867
(Commission File Number)	(IRS Employer Identification No.)

1 Liangshuihe First Ave, Beijing E-Town Economic and Technology Development Area, E-Town,

Beijing, 100176, People’s Republic of China

(Address of principal executive offices and zip code)

86-10-5982-2039

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 14, 2014, the Company will hold a special meeting of its stockholders on March 14, 2014.

For avoidance of doubt, the meeting will continue to be held at 9:00 p.m. on March 14, 2014 at the Company’s offices at 1 Liangshuihe First Avenue, Beijing E-town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China. The proxy statement stated that the meeting would be held at the equivalent time of 8:00 a.m., EST on March 14, 2014. However, due to daylight savings time, the US equivalent will be 9:00 a.m., EDT on March 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ORIENTAL BIOENGINEERING, INC.

By:	/s/ Tony Liu
Name: Title:	Tony Liu Chairman and Chief Executive Officer

Dated: March 11, 2014

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